Exhibit 10.32
COMMERCIAL LEASE AMENDMENT
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AUTHORIZED.
©Texas Association of REALTORS®, Inc. 2022

AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING
THE LEASED PREMISES AT 505 S Friendswood Dr 313, Friendswood, TX 77546
______________________________________________________________________________________
Effective on 1-1-2023 , Landlord and Tenant amend the above-referenced lease as follows.
☒     A.     Leased Premises: The suite or unit number identified in Paragraph 2A(1) is:
☐     (1)    changed to_______________.
☒     (2)    contains approximately adding Additional 3003 rentable square feet ("rsf").
☐    B.     Term:
☐     (1)    The length of the term stated in Paragraph 3A is changed to ______ months and _______ days.
☐     (2)    The Commencement Date stated in Paragraph 3A is changed to ________________________.
☐     (3)    The Expiration Date stated in Paragraph 3A is changed to _____________________________.
☒     C.     Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to:

	$6,006.00	from	1-1-2023	to	07/31/2025	;
$		from		to		;
$		from		to		;
$		from		to		;
$		from		to		;
$		from		to		.
☐     D.     Security Deposit: The amount of the security deposit in Paragraph 5 is changed to
$ .
☐    E.     Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 15C will be maintained by the party designated below:

Para. No.	Description	Responsible Party
		☐	N/A	☐	Landlord	☐	Tenant
		☐	N/A	☐	Landlord	☐	Tenant
		☐	N/A	☐	Landlord	☐	Tenant
		☐	N/A	☐	Landlord	☐	Tenant
		☐	N/A	☐	Landlord	☐	Tenant
☐    F.    Parking:
☐     (1)    Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Addendum for Parking (TXR-2107) is changed ______________    to vehicles.

(TXR-2114) 07-08-22 Initialed for Identification by Landlord: /s/ LT , ____ , and Tenant: /s/ FS , ____ Page 1 of 2
UTR Texas Realtors Commercial, 1700 El Camino Real # 107 Houston TX 77058        Phone: 713-922-7701    Fax: 281-282-0945    505 S Friendswood
Sharon P Rowsey        Produced with Lone Wolf Transactions (zipFrom Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201     www.lwolf.com

Commercial Lease Amendment concerning 505 S Friendswood Dr 313, Friendswood, TX 77546
☐      (2)    Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to ________________________      vehicles.
☐     (3)    Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to __________________________________
_______________________________________________________________________________
_______________________________________________________________________________
______________________________________________________________________________.
☐     (4)    Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Addendum for Parking (TXR-2107) is changed to $______________________________________________.
☐     G.    Counterparts: If this amendment is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement.
☒     H.    Other: Paragraph(s) _________________ are changed to read (cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes):
Suite # 313 - 3003 SF of built out space, is being added to the Castle Bioscience Main lease executed 12/17/2019, all Castle Bioscience expiration dates, will expire as stated in the main lease . All other terms and conditions will remain in effect, including these items but not limited to: additional rental rate of $24.00 SF plus NNN (Tax, common area and Insurance) for Suite 313 including its Metered electric. END.

Landlord:	Tannos Land Holding III LLC				Tenant:	Castle Biosciences, Inc.
By:					By:	Frank Stokes
	By (signature):		/s/ Louis Tannos			By (signature):		/s/ Frank Stokes
	Printed Name:		Louis Tannos			Printed Name:
	Title:	President	Date:	12-15-22		Title:	CFO	Date:	12-14-22

By:					By:
	By (signature):					By (signature):
	Printed Name:					Printed Name:
	Title:		Date:			Title:		Date:

(TXR-2114) 07-08-22                                        Page 2 of 2
UTR Texas Realtors Commercial, 1700 El Camino Real # 107 Houston TX 77058        Phone: 713-922-7701    Fax: 281-282-0945    505 S Friendswood
Sharon P Rowsey        Produced with Lone Wolf Transactions (zipFrom Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201     www.lwolf.com